                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11 or ss. 240.14a-12


                        JARDINE FLEMING INDIA FUND, INC.
          -----------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter


                                       N/A
          -----------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than Registrant


Payment of Filing Fee (Check the appropriate box):

[X]  No Fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid: _____________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid: ___________
     2)   Form, Schedule or Registration Statement No: _____________
     3)   Party: ___________
     4)   Date Filed: ____________

[JARDINE FLEMING INDIA FUND, INC. GRAPHIC OMITTED]




                        JARDINE FLEMING INDIA FUND, INC.
                                51 W. 52nd Street
                              New York, N.Y. 10019



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 9, 2002


     TO THE STOCKHOLDERS OF JARDINE FLEMING INDIA FUND, INC.:

     Notice is hereby given that the Annual Meeting (the "Meeting") of Stockholders of Jardine Fleming India Fund, Inc. (the "Fund") will be held at One Liberty Plaza, 39th Floor Conference Center, New York,
N.Y. 10006, on Thursday, May 9, 2002 at 11:00 a.m. for the following purposes:

          (1) to elect two Class I directors of the Fund, each to hold office for a term expiring on the date of the annual meeting of stockholders in 2005 or until respective successors have been duly elected and qualified;

          (2) to amend the Fund's investment policies to require the Fund under normal conditions to invest at least 80% of its total assets in equity securities issued by Indian companies; and

          (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has fixed March 15, 2002 as the record date for determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof.


                       BY ORDER OF THE BOARD OF DIRECTORS




                           /s/ Julian M.I. Reid
                           ------------------------------
                               Julian M.I. Reid
                                    Chairman

April 5, 2002

-------------------------------------------------------------------------------
 YOUR VOTE IS IMPORTANT - TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF THE FUND.
-------------------------------------------------------------------------------

                        JARDINE FLEMING INDIA FUND, INC.


[JARDINE FLEMING INDIA FUND, INC. GRAPHIC OMITTED]


                                51 W. 52nd Street
                              New York, N.Y. 10019


                                 PROXY STATEMENT

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Jardine Fleming India Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at One Liberty Plaza, 39th Floor Conference Center, New York, N.Y. 10006, on Thursday, May 9, 2002 at 11:00 a.m. or any adjournments thereof, for the following purposes:

     (1) to elect two Class I directors of the Fund, each to hold office for a term to expire on the date of the Annual Meeting of Stockholders in 2005 or until respective successors have been duly elected and qualified;

     (2) to amend the Fund's investment policies to require the Fund under normal conditions to invest at least 80% of its total assets in equity securities issued by Indian companies; and

     (3) to consider and act upon such other business as may properly come before the Meeting or any adjournments thereof.

     The enclosed Proxy Card and this Proxy Statement are first being sent to stockholders on or about April 5, 2002.

     The Board has selected Mr. Julian M.I. Reid and Mr. Paul H. Schubert, and either of them, to act as proxies with full power of substitution. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the New York address indicated above or by voting in person at the Meeting.

     The Board has fixed the close of business on March 15, 2002, as their record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournments thereof. At that date there were 5,858,327 shares of Common Stock, par value $0.001 per share outstanding and entitled to vote. Stockholders of the Fund on that date will be entitled to one vote on each matter to be voted for each share held (and one such vote for each director to be elected), with no shares having cumulative voting rights. Abstentions and "broker non-votes" (as defined below) are counted for purposes of determining whether a quorum is present for purposes of convening the meeting. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the votes conducted during the Meeting.

     The principal executive offices of the Fund are located at 51 W. 52nd Street, New York, N.Y. 10019.

     The Fund's Investment Adviser is JF International Management Inc. The Investment Adviser's principal offices are located at Road Town, Tortola, British Virgin Islands.

     The Fund's Administrator is Brinson Advisors, Inc. The Administrator's principal offices are located at 51 W. 52nd Street, New York, N.Y. 10019.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     All six current members of the Board have been elected or appointed to serve for varying terms of one to three years as indicated by Classes I, II or III, or until their respective successors have been duly elected and qualified. The terms of the Class I directors, Mr. Julian M.I. Reid and Mr. Timothy Kimber, expire at the Meeting. Mr. Reid and Mr. Kimber have been nominated to be elected to serve as Class I directors for a term of three years. Mr. A. Douglas Eu was elected the President of the Fund on July 22, 1999, while Mr. Julian M.I. Reid, the former President, became the Chairman of the Fund effective July 22, 1999.

     It is intended that all proxies received, unless otherwise indicated, will be voted "FOR" the election of the nominees, further particulars of whom are included in the table on the next page. The affirmative vote of a plurality of the shares present at the Meeting and entitled to vote is required to elect each nominee. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES.

     The Board knows of no reason why the nominees will be unable to serve. If any nominee should become unable to serve, the proxies will be voted for the election of such person as may be designated by the Board to replace such nominee.

     There have been no purchases or sales by any director or nominee for election as director of securities of the Investment Adviser or its parents or subsidiaries of either exceeding 1% of the outstanding securities of any class of such entities since December 1, 2001.

     Mr. A. Douglas Eu has been the Chief Operations Officer and the Secretary of the Investment Adviser since 1992 and he is considered an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act because of his employment with the Investment Adviser.

     No other director or nominee for election as director or officer of the Fund is, or was during the past five years, an officer, employee, director, general partner or shareholder of the Investment Adviser.

     No other director or nominee for election as director or member of their immediate family owns any securities or has had during the past five years, any other material direct or indirect interest in the Investment Adviser or any person controlling, controlled by, or under common control with the Investment Adviser.

     No other director or nominee for election as director has had during the past five years any material direct or indirect interest in the Fund's Administrator.

     No other director or nominee for election as director has or has had any material relationship, any material direct or indirect interest in any material transactions, or in any proposed material transactions, to which the Investment Adviser, the Administrator, any parent or subsidiary of such entities or any subsidiary of such entities was or is to be a party.

     There are no material pending legal proceedings to which any other director or nominee for election as director or affiliated person of any director or nominee for election as director is a party adverse to the Fund or any of its affiliated persons or has a material interest adverse to the Fund or any of its affiliated persons.

     The following table represents information concerning the Board, including the persons nominated by the Board for election as directors of the Fund. The information includes their positions and principal occupations during the last five years. Each director or nominee who is an "interested person" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") is indicated by an asterisk ("*") preceding his name.



                                                               TERM OF
                                                              OFFICE AND
             NAME, ADDRESS               POSITION(S) HELD     LENGTH OF
              AND AGE (1)                  WITH THE FUND     TIME SERVED
-------------------------------------- -------------------- -------------
                          DISINTERESTED DIRECTORS
 Julian M.I. Reid (3) (4)               Class I Director     Since 1994
 10 Frere Felix de Valois St.              & Chairman
 Port Louis, Mauritius
 Age: 57

 Jean Jocelyn de Chasteauneuf           Class II Director    Since 1994
 (2) (4)
 10 Frere Felix de Valois Street
 Port Louis, Mauritius
 Age: 64

 Ashok V. Desai (2) (4)                 Class II Director    Since 1995
 5 Bahadar Shah Zafar Marg
 New Delhi, India 110002
 Age: 66

 Timothy R.H. Kimber (2) (4)            Class I Director     Since 1995
 Newton Hall, Whittington
 Nr Carnforth Lancashire
 LA6 2NZ, United Kingdom
 Age: 65

 E.L. Rene Noel (2) (4)                Class III Director    Since 1996
 10 Frere Felix de Valois Street
 Port Louis, Mauritius
 Age: 77
                            INTERESTED DIRECTOR
*A. Douglas Eu (3)                     Class III Director    Since 1998
 47/F Jardine House                        & President
 1 Connaught Place
 Hong Kong
 Age: 40
                      OFFICER(S) WHO ARE NOT DIRECTORS
 Mr. Paul H. Schubert                      Treasurer &       Since 1999
 Age: 39                                    Secretary
 Ms. Joanne M. Kilkeary                     Assistant        Since 2000
 Age: 34                                    Treasurer



                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                                                                                 FUND COMPLEX        OTHER
             NAME, ADDRESS                   PRINCIPAL OCCUPATIONS DURING         OVERSEEN BY    DIRECTORSHIPS
              AND AGE (1)                           PAST FIVE YEARS                DIRECTOR     HELD BY DIRECTOR
-------------------------------------- ---------------------------------------- -------------- -----------------
                                              DISINTERESTED DIRECTORS
 Julian M.I. Reid (3) (4)              Chief Executive Officer of 3a Asset            2        Jardine Fleming
 10 Frere Felix de Valois St.          Management Limited; Chairman of                         China Region
 Port Louis, Mauritius                 the Board of the Fund; former                           Fund
 Age: 57                               Director of JF Philippine Fund Inc.,
                                       Jardine Fleming International
                                       Holdings Limited and Jardine Fleming
                                       Investment Management Limited.

 Jean Jocelyn de Chasteauneuf          Adviser to the Executive Committee             1
 (2) (4)                               of the Mauritius Commercial Bank
 10 Frere Felix de Valois Street       Limited; Director of Union
 Port Louis, Mauritius                 Commercial Bank of the Malagasy
 Age: 64                               Republic; Director of Fincorp
                                       Investment Limited.

 Ashok V. Desai (2) (4)                Consultant Editor of Business                  1
 5 Bahadar Shah Zafar Marg             Standard; former Secretary and Chief
 New Delhi, India 110002               Consultant, Ministry of Finance,
 Age: 66                               Government of India (1991-93).

 Timothy R.H. Kimber (2) (4)           Chairman of Dartmoor Investment                1
 Newton Hall, Whittington              Trust Plc., Exeter Preferred Capital
 Nr Carnforth Lancashire               Investment Trust Plc., Martin Currie
 LA6 2NZ, United Kingdom               Pacific Trust Plc. and Taiwan
 Age: 65                               Opportunity Fund; Director of New
                                       Zealand Investment Trust Plc.,
                                       Invesco Japan Discovery Trust Plc.,
                                       Adam & Company Investment &
                                       Management Ltd., Border Asset
                                       Management Ltd., Noble Group Ltd.,
                                       and the Cumberland Building Society.

 E.L. Rene Noel (2) (4)                Director of Albatross Insurance Co.            1
 10 Frere Felix de Valois Street       Ltd and Les Moulins De La Concorde
 Port Louis, Mauritius                 Ltee; International Sugar Consultant;
 Age: 77                               former Chairman and Managing
                                       Director of Compagnie de
                                       Beau-Vallon Group of Companies.

                                                INTERESTED DIRECTOR
*A. Douglas Eu (3)                     President of the Fund; Chief                   2        Jardine Fleming
 47/F Jardine House                    Operations Officer and Secretary of                     China Region
 1 Connaught Place                     the Investment Adviser; former                          Fund
 Hong Kong                             Director of JF Philippine Fund Inc.
 Age: 40                               and Jardine Fleming Investment
                                       Management Limited.

                                         OFFICER(S) WHO ARE NOT DIRECTORS
 Mr. Paul H. Schubert                  Executive Director and Head of the            N/A
 Age: 39                               Mutual Fund Finance Department of
                                       Brinson Advisors, Inc.; Treasurer for
                                       other investment companies for which
                                       Brinson Advisors, Inc. serves as
                                       investment adviser/administrator.

 Ms. Joanne M. Kilkeary                Associate Director of Brinson                 N/A
 Age: 34                               Advisors, Inc.; Assistant Treasurer for
                                       other investment companies for which
                                       Brinson Advisors, Inc. serves as
                                       investment adviser/administrator.

     (1) The Class I directors' term of office expires at the Meeting with the position then becoming one for a subsequent three-year term; the Class II directors' term of office expires at the 2003 Annual Meeting with the position then becoming one for a subsequent three-year term; and the Class III directors' term of office expires at the 2004 Annual Meeting with the position then becoming one for a subsequent three-year term.

     (2) Denotes member of the Audit Committee of the Board.

     (3) Denotes member of the Pricing Committee of the Board.

     (4) Denotes member of the Management Engagement Committee of the Board.

     The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all registered investment companies overseen by the Director within the Fund's family of investment companies on March 15, 2002.


                                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                                              SECURITIES IN ALL FUNDS OVERSEEN
       NAME OF DIRECTOR           DOLLAR RANGE OF EQUITY SECURITIES           OR TO BE OVERSEEN BY DIRECTORS OR
          OR NOMINEE                       IN THE FUND (1)              NOMINEE IN FAMILY OF INVESTMENT COMPANIES (1)
------------------------------   -----------------------------------   ----------------------------------------------
       Timothy R.H. Kimber               $10,001 - $50,000                           $10,001 - $50,000
          Julian M.I. Reid               $     1 - $10,000                           $10,001 - $50,000
 Jean Jocelyn de Chasteauneuf                   None                                        None
          Ashok V. Desai                        None                                        None
          E.L. Rene Noel                        None                                        None

----------
(1)   Valuation as of March 28, 2002.


     None of the other directors or officers of the Fund had any beneficial ownership in any stock of the Fund, and the officers and directors as a group own less than 1% of the Common Stock of the Fund.

     A Pricing Committee was established by the Board of Directors at the Board meeting held on July 17, 1998. Mr. Julian M.I. Reid and Mr. A. Douglas Eu were appointed as members of this Committee with effect from July 17, 1998. The Pricing Committee considers pricing and valuation policy issues and reviews bonus issue offerings. The quorum requirement was set at any one member.

     A Management Engagement Committee was established by the Board of Directors at the Board meeting held on October 20, 1998, comprising all independent directors. The Management Engagement Committee evaluates the investment performance of the Fund's portfolio and considers the renewal of the Fund's investment management contract for an additional one-year period. During the period from December 1, 2000 through November 30, 2001 ("Fiscal Year 2001"), this committee met once with Mr. Jean Jocelyn de Chasteauneuf, Dr. Ashok V. Desai, Mr. Timothy R.H. Kimber, Mr. E.L. Rene Noel and Mr. Julian M.I. Reid in attendance.

     The Board does not have a Nominating Committee or a Compensation
Committee.

     During Fiscal Year 2001, Mr. Julian M.I. Reid and Dr. Ashok V. Desai attended seven of the meetings of the Board, Mr. Jean Jocelyn de Chasteaneuf and Mr. A. Douglas Eu attended six of the meetings of the Board, and Mr. E.L. Rene Noel and Mr. Timothy R.H. Kimber attended five of the meetings of the Board.


                             AUDIT COMMITTEE REPORT

     Nothwithstanding anything to the contrary set forth in any of the Fund's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Fund under those statutes, the following report shall not be deemed to be incorporated by reference into any prior filings nor future filings made by the Fund under those statutes.

     (1) MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

     The Audit Committee consists of Mr. Jean Jocelyn de Chasteauneuf, Dr. Ashok V. Desai, Mr. Timothy R.H. Kimber and Mr. E.L. Rene Noel. Each of the members of the Audit Committee is independent as defined under the rules of the New York Stock Exchange. The Audit Committee operates under a written charter adopted by the Board of Directors, which is included in this Proxy Statement as Exhibit A.

     The primary purpose of the Audit Committee is to assist the Board in monitoring the integrity of the financial statements of the Fund, the compliance by the Fund with legal and regulatory requirements, and the independence and performance of the Fund's external accountants. The Audit Committee met two times during Fiscal Year 2001, with each committee member attending both meetings except for Mr. Noel and Mr. Kimber who attended one of the meetings.

     (2) REVIEW OF THE FUND'S AUDITED FINANCIAL STATEMENTS FOR FISCAL YEAR 2001

     The Audit Committee has conducted specific oversight activities with respect to the Fund's audited financial statements for Fiscal Year 2001. The Audit Committee has also reviewed and discussed them with the Investment Adviser. The Audit Committee has discussed with PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

     At its meeting on October 18, 2001, the Audit Committee has also received the written disclosures and the letter from PwC required by Independence Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee has discussed the independence of PwC with that firm.

     Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board that audited financial statements for Fiscal Year 2001 be included in the Fund's annual report to shareholders required by Section 30(e) of the 1940 Act, and filed with SEC as required by Rule 30d(1) under the 1940 Act.


Audit Committee
Jean Jocelyn de Chasteauneuf, Chairman
Ashok V. Desai
Timothy R.H. Kimber
E.L. Rene Noel


                               PRINCIPAL HOLDERS

     As of February 28, 2002, to the knowledge of the management of the Fund, there were no persons known to be control persons of the Fund, as such term is defined in Section 2(a)(9) of the 1940 Act. As of such date, the only persons known to the Fund to have beneficial ownership of more than 5% of the outstanding common stock are the following:


      NAME AND ADDRESS            AMOUNT OF
       OF BENEFICIAL             BENEFICIAL         PERCENTAGE OF
           OWNER                  OWNERSHIP       OUTSTANDING SHARES
---------------------------   ----------------   -------------------
City of London Investment     995,350 shares             16.99%
 Management Co. Ltd.
 10 Eastcheap,
 London ENEC3MILX

President & Fellows of        884,892 shares             15.10%
 Harvard College
 600 Atlantic Avenue
 Boston, MA 02210


     The above beneficial shareholder information is based upon publicly available Schedule 13G disclosures filed with the Securities and Exchange Commission as of March 15, 2002.

                    COMPENSATION OF DIRECTORS AND OFFICERS

     A director or officer of the Fund who is also an officer or employee of the Investment Adviser receives no remuneration from the Fund. The directors of the Fund do not receive any pension or retirement benefits from the Fund or the Investment Adviser.

For Fiscal Year 2001, the directors received the following compensation from the Fund:



                                                           PENSION OR RETIREMENT
                                                                 BENEFITS           ESTIMATED     TOTAL COMPENSATION
                                                                ACCRUED AS            ANNUAL        FROM FUND AND
           NAME OF PERSON,            TOTAL COMPENSATION       PART OF FUND       BENEFITS UPON   FUND COMPLEX* WITH
              POSITION                     FROM FUND             EXPENSES           RETIREMENT        TWO FUNDS
------------------------------------ -------------------- ---------------------- --------------- -------------------
  1. Julian M.I. Reid,                      $20,750                 $0                  $0             $38,250
     Chairman and Director
  2. Jean Jocelyn de Chasteauneuf,          $20,875                 $0                  $0             $20,875
     Director
  3. Dr. Ashok V. Desai,                    $20,125                 $0                  $0             $20,125
     Director
  4. Timothy R.H. Kimber,                   $18,250                 $0                  $0             $18,250
     Director
  5. E.L. Rene Noel                         $19,375                 $0                  $0             $19,375
     Director

----------
* "Fund Complex" is used as defined in item 22 of Rule 14a-101 under the Securities Exchange Act of 1934 ("the 1934 Act").


     The above compensation from the Fund is comprised solely of directors' retainer and attendance fees. The fees are paid on the basis of an annual fee of $13,750 plus $750 per meeting attended. In addition, a premium of $4,000 per annum is payable to the Chairman effective December 1, 2000. The Fund's directors do not receive any pension or retirement benefits as compensation for their services as directors of the Fund. Mr. Eu does not receive such fees because of his affiliation with the Investment Adviser.

     In Fiscal Year 2001, the directors received compensation totaling $8,625 from the Investment Adviser for attending meetings held during 2000 during which the directors considered the renewal of the investment advisory contract that was triggered by a change of control in the Investment Adviser. In respect of one director, the amount of compensation has not been finalized.

     None of the executive officers of the Fund received any compensation from the Fund during Fiscal Year 2001.

     Section 16(a) of the 1934 Act and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who beneficially own more than ten percent of the Fund's common stock, and certain other persons to file reports of ownership of the Fund's securities and changes in such ownership with the Securities and Exchange Commission and the New York Stock Exchange. To the best of its knowledge, the Fund believes that all relevant persons have complied with the applicable filing requirements during Fiscal Year 2001.


                                 PROPOSAL NO. 2
                          CHANGE IN INVESTMENT POLICY

     It is our policy under normal conditions to invest at least 65% of our assets in common stock, preferred stock and equity-related securities (including convertible debt obligations, warrants and rights) and in the depositary receipts representing such stock and other securities (collectively, "equity securities"), issued by "Indian companies." We define Indian companies as companies (a) that are organized under the laws of India or for which the prinicipal securities trading market is in India or (b) that have 50% or more of their assets in, or derive 50% or more of their revenues or profits from, India. To the extent that the balance of the Fund's assets are not invested in equity securities issued by Indian companies, our policy is to invest in Indian debt securities, equity securities of "Region companies", and certain high-quality debt obligations. We define Region companies as companies that are
(a) organized under the laws of Pakistan, Sri Lanka or Bangladesh (the "Region countries") or for which the principal securities trading market is in a Region country or (b) that have 50% or more of their assets in, or derive 50% or more of their revenues or profits from a Region country.

     A regulation recently adopted by the U.S. Securities and Exchange Commission requires a fund with a name indicating an investment emphasis in a geographic region to adopt a policy to invest at least 80% of its assets in investments that are tied economically to the particular geographic region suggested by its name. While we have consistently invested over 80% of our assets in investments that are tied economically to India, this practice has not been a stated fundamental policy of the Fund. But under normal conditions we intend to continue to be so invested.

     Proposal No. 2 is intended to comply with the new rule by amending our investment policy to require that under normal circumstances at least 80% of our net assets, plus the amount of any borrowings for investment purposes be invested in equity securities issued by Indian companies.

     Our investment policy, both as it currently exists and as it would be stated following the adoption of Proposal No. 2, applies only under normal conditions. We may, therefore, in certain circumstances invest a lower percentage of our assets in investments tied economically to India. For example, we could, as a temporary defensive position invest a lower percentage in assets economically tied to India in order to avoid losses in response to adverse market, economic, political or other conditions.

     The Board of Directors believes that the current name of the Fund is consistent with the Fund's investment policy and helps to highlight our investment strategy.

     The affirmative vote of a simple majority of shares present and voting at the Meeting is required to amend the investment policy. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO AMEND THE FUND'S INVESTMENT POLICY TO REQUIRE UNDER NORMAL CIRCUMSTANCES 80% OF ITS NET ASSETS PLUS THE AMOUNT OF ANY BORROWINGS FOR INVESTMENT PURPOSES TO BE INVESTED IN THE EQUITY SECURITIES ISSUED BY INDIAN COMPANIES.


                            INDEPENDENT ACCOUNTANTS

     PwC has been selected as the independent accountants by the Board, including a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act), to audit the accounts of the Fund for and during the period December 1, 2001 through November 30, 2002 ("Fiscal Year 2002"). PwC served as independent accountants of the Fund for Fiscal Year 2001. The Board does not know of any direct or indirect financial interest of PwC in the Fund.

     A representative of PwC will be present at the Meeting, will have the opportunity to make a statement if he desires to do so, and will be available to answer questions.

     During Fiscal Year 2001, PwC performed various professional services for the Fund, including the examination of the financial statements of the Fund for that year. PwC has also been engaged to prepare the Fund's corporate tax returns for Fiscal Year 2001.

     The Audit Committee of the Board recommended the selection of PwC as independent accountants for Fiscal Year 2002 and approved and ratified both the audit and non-audit services provided by the firm and the related fees.


AUDIT FEES

     The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for Fiscal Year 2001 was $59,500.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no financial information systems design and implementation services rendered by PwC to the Fund, its Investment Adviser, or any entity controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund for Fiscal Year 2001.

ALL OTHER FEES


     The aggregate fees billed for all other audit and non-audit services, including fees for the tax-related services rendered by PwC to the Fund, its Investment Adviser, or any entity controlling, controlled by or under common control with the Investment Adviser that provide services to the Fund for the Fiscal Year 2001 was $16,000 and is broken down as follows:


Audit fees billed to the Fund's Investment Adviser            $6,000

Statutory audit fees billed to the Fund by PwC Mauritius      $4,000

Fees for tax-related services billed to the Fund              $6,000


     The Audit Committee has considered whether the provision of non-audit services provided by PwC is compatible with the maintenance of its independence.


                      DEADLINE FOR STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 2003 Annual Meeting of the Stockholders of the Fund must be received by November 2, 2002, to be included in the Proxy Statement and the form of proxy relating to that meeting; the Fund expects that the 2003 Annual Meeting will be held in May of 2003.


                                 OTHER MATTERS

     The Board knows of no other matters to be presented for action at the Meeting other than those previously mentioned; however, if any other matters properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote on such other matters in accordance with their judgment of the best interests of the Fund.

     All proxies received will be voted in favor of Proposal No. 1, unless otherwise directed therein.

                                 MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Investment Adviser. The Fund has retained Georgeson Shareholder Communications Inc. to assist in the proxy solicitation. The cost of their services is estimated at $3,500 plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of this Meeting are not received by May 9, 2002, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournments those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournments those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

     THE FUND WILL FURNISH, WITHOUT CHARGE, COPIES OF THE ANNUAL REPORT TO STOCKHOLDERS UPON REQUEST. REQUESTS FOR COPIES OF SUCH REPORTS SHOULD BE DIRECTED TO:

     EQUISERVE TRUST COMPANY, N.A.
     P.O. BOX 43011
     PROVIDENCE, RI 02940-3011
     800-426-5523


                                        By order of the Board of Directors



                                        /s/ Julian M.I. Reid
                                        ------------------------------
                                               Julian M.I. Reid
                                                   Chairman

                                                                       Exhibit A


                        JARDINE FLEMING INDIA FUND, INC.

                             AUDIT COMMITTEE CHARTER

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Fund, (2) the compliance by the Fund with legal and regulatory requirements and (3) the independence and performance of the Fund's external accountants.

     The Audit Committee shall consist of at least three directors. The members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange. The members of the Audit Committee shall be appointed by the Board.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Fund or the Fund's outside counsel or independent accountant to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to the Board.

     The Audit Committee shall:

     1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     2. Review the annual audited financial statements with the Fund's manager, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Fund's financial statements.

     3. Review an analysis prepared by the Fund's manager and the independent accountant of significant financial reporting issues and judgments made in connection with the preparation of the Fund's financial statements.

     4. Review with the Fund's manager and the independent accountant the Fund's annual financial statements prior to the filing of its Form N-SAR.

     5. Review major changes to the Fund's auditing and accounting principles and practices as suggested by the independent accountant or the Fund's manager.

     6. Recommend to the Board the appointment of the independent accountant, which independent accountant is ultimately accountable to the Audit Committee and the Board.

     7. Recommend to the Board the fees to be paid to the independent accountant.

     8. Receive periodic formal written reports from the independent accountant regarding the accountant's independence and delineating all relationships between the accountant and the Fund, discuss such reports with the accountant, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the accountant.

     9. Evaluate together with the Board the performance of the independent accountant and, if so determined by the Audit Committee, recommend that the Board replace the independent accountant.

     10. Confer with the independent accountant prior to the audit the planning and staffing of the audit.

     11. Obtain from the independent accountant assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

     12. Discuss with the independent accountant the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

     13. Review with the independent accountant any problems or difficulties the accountant may have encountered and any management letter provided by the accountant and the Fund's response to that letter. Such review should include any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

     14. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

     15.  Advise the Board with respect to the Fund's Code of Ethics.

     16. Review with the Fund's counsel legal matters that may have a material impact on the financial statements.

     17. Confer at least annually with the independent accountant in an executive session.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the Fund's manager and the independent accountant. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between the Fund's manager and the independent accountant or to assure compliance with laws and regulations and the Fund's Code of Ethics.

                                   JFCIF-PS-02